UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): July 15, 2024

Charles & Colvard, Ltd.

(Exact name of registrant as specified in its charter)

North Carolina	000-23329	56-1928817
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

170 Southport Drive
Morrisville, North Carolina	27560
(Address of principal executive offices)	(Zip Code)

(919) 468-0399

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, no par value per share	CTHR	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR 230.405) or Rule 12b - 2 of the Securities Exchange Act of 1934 (17 CFR 240.12b - 2).

Emerging growth company     ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.     ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

In response to the impacts of significant gold pricing increases, lab grown diamond and moissanite pricing, inflation and a deeply discounted retail environment on the business of Charles & Colvard, Ltd. (the “Company”), on July 15, 2024, the Company entered into amendments (the “Amendments”) to the employment agreements of each of Don O’Connell, the Company’s President and Chief Executive Officer, and Clint J. Pete, the Company’s Chief Financial Officer (collectively, the “Executives”), pursuant to which the Executives’ base salaries will each be reduced by 10%, effective June 24, 2024 and continuing until such date as the Company’s Board of Directors (the “Board”) may determine. The Executives will not be entitled to any back pay for the period of time that their base salaries are reduced.

The foregoing description of the Amendments does not purport to be complete and is qualified in its entirety by reference to the Amendments, copies of which are filed as Exhibits 10.1 and 10.2 to this Form 8-K and are incorporated herein by reference.

Item 8.01. Other Events.

For the same reasons as outlined in Item 5.02 above, the Board approved a 100% reduction in fees paid to the Company’s directors, beginning with the fiscal quarter ending June 30, 2024 and continuing until such date as the Board may determine. The directors will not be entitled to any back pay of fees for the period of time that their fees are reduced.

Item 9.01	Financial Statements and Exhibits.

(d)       Exhibits.

Exhibit No.	Description of Document

10.1	Amendment to 2020 Amended and Restated Employment Agreement, dated July 15, 2024, by and between Charles & Colvard, Ltd. and Don O’Connell
10.2	Second Amendment to 2017 Employment Agreement, dated July 15, 2024, by and between Charles & Colvard, Ltd. and Clint J. Pete
104	Cover Page Interactive Data File - the cover page XBRL tags are embedded within the Inline XBRL document

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Charles & Colvard, Ltd.

July 18, 2024	By:	/s/ Clint J. Pete
Clint J. Pete
Chief Financial Officer

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